Exhibit 99.1

AutoWeb Acquires Assets of Vehicle Acquisition Company CarZeus to Expand Matchmaking Capabilities

Transaction Extends Company Further into Used Cars, Increasing TAM

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Acquisition of Assets a $400K All-cash Purchase from McCombs Family Partners and Founder

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Company Intends to Leverage its Efficient Traffic Acquisition Capabilities, Management Experience to Drive Growth, Improve Profitability and Scale Processes

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Transaction Supports Product Investment Strategy to Match Consumers with Their Preferred Vehicle Transactions

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Company Executives to Discuss the Transaction at Earnings Call Scheduled for Aug. 5

TAMPA, Fla., Aug. 2, 2021 – AutoWeb, Inc. (Nasdaq: AUTO), an automotive matchmaking platform connecting in-market car shoppers to their preferred vehicle transactions, today announced it has acquired the assets of CarZeus, a San Antonio, Texas-based used vehicle acquisition platform that purchases vehicles directly from consumers and resells them through wholesale channels. AutoWeb intends to expand its used vehicle acquisition offering beyond CarZeus’ current San Antonio market by leveraging AutoWeb’s significant traffic acquisition capability and the management team’s depth of relevant experience.

“As a matchmaker, AutoWeb helps guide consumers through the large, complex, and multi-choice transaction of purchasing a vehicle. Providing our in-market audience with this alternative to dispose of their current vehicles is a natural product line extension,” said Jared Rowe, president and CEO of AutoWeb. “CarZeus offers an alternative disposal experience for consumers seeking to sell their cars. We believe that AutoWeb’s unique ability to efficiently identify in-market car buyers is a key differentiator that will allow us to match more of those consumers to the vehicle disposal experience they prefer.”

This acquisition positions AutoWeb to participate more meaningfully in the consumer used vehicle disposal market, which is highly fragmented and very large. Industry estimates size that market to include approximately 25 million vehicles annually with a total estimated value of approximately $230 billion. Importantly, this acquisition also supports AutoWeb’s ongoing product investment strategy to provide increasingly useful consumer experiences through its portfolio of automotive brands, including Car.com and UsedCars.com. This blended online and offline approach is intended to not only benefit consumers, but also retailers who will gain access to a new source of inventory in an efficient and cost-effective manner.

AutoWeb’s capabilities form a platform that is well-suited to support significant used vehicle acquisition growth. The company believes its efficient audience acquisition, portfolio of automotive brands, proprietary technology, and differentiated data assets combine to create a novel market position that will benefit consumers and customers alike.

“This is where we see automotive marketplaces evolving both domestically and globally,” said Rowe. “Our audience is already cross-shopping new and used vehicles online, most often with vehicle disposal as a component of their ultimate transaction or set of transactions. We plan to adopt an omni-channel engagement model that incorporates retail-ready functionality and services, like vehicle disposal, to deliver improved value to both clients and consumers.”

AutoWeb’s acquisition of CarZeus assets closed on July 31, 2021, at an all cash price of $400,000 for assets owned by San Antonio’s McCombs Family Partners and CarZeus founder Phil Kandera.

“McCombs Family Partners is proud to have guided CarZeus through its initial stages of growth and success,” said Joe Shields, director of business development for majority-owner McCombs Family Partners. “AutoWeb is well-positioned to guide CarZeus from here, so it can reach its full potential.”

Kandera, who founded CarZeus in 2017 after decades of dealership experience, has joined AutoWeb as executive director, vehicle acquisition, and will lead day-to-day operations of AutoWeb’s used vehicle acquisition business under the CarZeus brand. As an inducement for joining the company, Kandera was granted options to acquire 50,000 shares of the company’s common stock at an exercise price equal to $3.12 per share, which was the closing price of the common stock on The Nasdaq Capital Market today. The options have a term of seven years, and one-third of the options will vest on the first anniversary of the grant date and one thirty-sixth of the options shall vest on each successive monthly anniversary of the grant date for the following 24 months.

About AutoWeb, Inc.
AutoWeb, Inc. provides high-quality consumer leads, clicks and associated marketing services to automotive dealers and manufacturers throughout the United States. The company also provides consumers with robust and original online automotive content to help them make informed car-buying decisions. The company pioneered the automotive Internet in 1995 and has since helped tens of millions of automotive consumers research vehicles; connected thousands of dealers nationwide with motivated car buyers; and has helped every major automaker market its brand online.

Forward-Looking Statements Disclaimer
The statements contained in this press release that are not historical facts are forward-looking statements under the federal securities laws. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “pending,” “plans,” “believes,” “will” and words of similar substance, or the negative of those words, used in connection with any discussion of future operations or financial performance identify forward-looking statements. In particular, statements regarding expectations and opportunities, new product expectations and capabilities, projections, statements regarding future events, and our outlook regarding our performance and growth are forward-looking statements. These forward-looking statements, including that (i) the company intends to leverage its efficient traffic acquisition capabilities, and management experience to drive growth, improve profitability and scale processes; (ii) AutoWeb intends to expand its used vehicle acquisition offering beyond CarZeus’ current San Antonio market by leveraging AutoWeb’s significant traffic acquisition capability and the management team’s depth of relevant experience; (iii) that the company believes that AutoWeb’s unique ability to efficiently identify in-market car buyers is a key differentiator that will allow the company to match more consumers to the vehicle disposal experience they prefer; (iv) the company believes that its blended online and offline approach will not only benefit consumers but will also benefit retailers who will gain access to a new source of inventory in an efficient and cost-effective manner; (v) the company believes that the company’s efficient audience acquisition, portfolio of automotive brands, proprietary technology, and differentiated data assets combine to create a novel market position that will benefit consumers and customers alike; and (vi) the company plans to adopt an omni-channel engagement model that incorporates retail-ready functionality and services, like vehicle disposal, to deliver improved value to both clients and consumers, are not guarantees of future performance and involve assumptions and risks and uncertainties that are difficult to predict. Actual outcomes and results may differ materially from what is expressed in, or implied by, these forward-looking statements. AutoWeb undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements are the responses of federal and state government to the COVID-19 pandemic; changes in general economic conditions; the financial condition of automobile manufacturers and dealers; disruptions in automobile supply chains and production; changes in fuel prices; the economic impact of terrorist attacks, political revolutions, military actions, or natural disasters (such as floods, earthquakes, tornadoes and hurricanes and pandemics and epidemics); failure of AutoWeb’s internet security measures; the economic impact of epidemics and pandemics; dealer attrition; pressure on dealer fees; increased or unexpected competition; the failure of new products and services to meet expectations; failure to retain key employees or attract and integrate new employees; actual costs and expenses exceeding charges taken by AutoWeb; changes in laws and regulations; costs of legal matters, including, defending lawsuits and undertaking investigations and related matters; and other matters disclosed in AutoWeb’s filings with the Securities and Exchange Commission. Investors are strongly encouraged to review the company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission for a discussion of risks and uncertainties that could affect the business, operating results or financial condition of the company and the market price of the company’s stock.

Media Contacts
Beth P. Quezada
Communications & Culture Manager
AutoWeb, Inc.
949-862-1391
beth.quezada@autoweb.com